DELIVERING GOODS for THE GOOD of ALL TRINITY INDUSTRIES, INC. Investor Contact: TrinityInvestorRelations@trin.net Website: www.trin.net Q3 2023 – Earnings Conference Call Supplemental Materials November 2, 2023 – based on financial results as of September 30, 2023 Exhibit 99.3

DELIVERING GOODS for THE GOOD of ALL /// 2 Some statements in this presentation, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about Trinity's estimates, expectations, beliefs, intentions or strategies for the future, and the assumptions underlying these forward-looking statements, including, but not limited to, future financial and operating performance, future opportunities and any other statements regarding events or developments that Trinity believes or anticipates will or may occur in the future. Trinity uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,” “will,” “should,” “guidance,” “projected,” “outlook,” and similar expressions to identify these forward-looking statements. Forward-looking statements speak only as of the date of this release, and Trinity expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Trinity’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based, except as required by federal securities laws. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present expectations, including but not limited to risks and uncertainties regarding economic, competitive, governmental, and technological factors affecting Trinity’s operations, markets, products, services and prices, and such forward-looking statements are not guarantees of future performance. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and “Forward-Looking Statements” in Trinity’s Annual Report on Form 10-K for the most recent fiscal year, as may be revised and updated by Trinity’s Quarterly Reports on Form 10-Q, and Trinity’s Current Reports on Form 8-K. Forward Looking Statements

DELIVERING GOODS for THE GOOD of ALL /// Key Messages from Q3-23 Conference Call 3 Revenue up 65% year over year, reflecting significantly stronger performance Border closures and congestion resulted in 4,325 deliveries in the quarter, 14% below forecast * See appendix for reconciliation of non-GAAP measures Adjusted EPS from continuing operations of $0.26*, up $0.03 sequentially Continued strength in lease rates; FLRD +26.6%, utilization 98.1%

DELIVERING GOODS for THE GOOD of ALL /// Rail Market Update and Commercial Overview 4 Rail Traffic is Improving (1) Overall Fleet Storage Rates are Low (2) FLRD and Utilization Remain Favorable Received Large Multi-Year Order in Q3 2022 Fl ee t U ti liz at io n FLR D Fleet Utilization FLRD (3) Q3-22 Q4-22 Q1-23 Q2-23 Q3-23 90% 95% 100% —% 10% 20% 30% 40% 50% Orders Deliveries Q3-22 Q4-22 Q1-23 Q2-23 Q3-23 0 5,000 10,000 15,000 20,000 See appendix for footnotes 2020 2021 2022 2023 Five-Year Average 1 4 7 10 13 16 19 22 25 28 31 34 37 40 43 46 49 52 500,000 625,000 750,000 Storage Rate Five-Year Average Jan-20 Oct-20 Jul-21 Apr-22 Jan-23 Oct-23 15% 20% 25% 30% 35%

DELIVERING GOODS for THE GOOD of ALL /// Q3-23 Financial Results Summary – Year over Year 5 Q3-23 Revenue $821M Q3-23 Cash Flow, Continuing Ops $76M Q3-23 EPS, Adjusted* $0.26 Q3-23 Adjusted Free Cash Flow* $(31)M * See appendix for reconciliation of non-GAAP measures -24% +65% $+67M $+11M

Trinity Business Segment Performance Trends

Leasing Segment Revenue Drivers

- Fleet utilization of 98.1%, renewal success rate of 86%
- FLRD remains strong at +26.6%
- Revenue higher year over year due to improved lease rates and higher utilization, as well as acquisition-related revenues in Q3 2023

Leasing Margin Performance Drivers

- Margin slightly up year over year due to improved lease rates, partially offset by increased maintenance expense and depreciation expense and margin profile of acquisitions

Leasing Operations Revenue and Operating Profit Margin [1]


$250
$125
$—
60%
40%
20%
—%
(in millions)
Q3-22
Q4-22
Q1-23
Q2-23
Q3-23
Leasing Operations Revenue
OP Margin

Rail Products Segment Revenue Drivers

- Quarterly revenue up year over year due to higher volume of external deliveries

Rail Products Margin Performance Drivers

- Operating margin of 5.7% in the quarter reflects sequential improvement in operational and labor efficiencies
  - Segment margin includes gains from insurance recoveries in Q3 2022, Q1 2023, and Q3 2023

Rail Products Segment Revenue and Operating Profit Margin


$750
$500
$250
$—
6%
4%
2%
—%
(in millions)
Q3-22
Q4-22
Q1-23
Q2-23
Q3-23
Rail Products Revenue
Other Revenue
Maintenance Services Revenue
OP Margin

TRINITY INDUSTRIES
See appendix for footnotes
DELIVERING GOODS *for* THE GOOD *of* ALL ///
6

DELIVERING GOODS for THE GOOD of ALL /// Executing on Strategic Initiatives to Improve Pre-Tax ROE 7 LTV of 64.9% Balance Sheet Optimization Early in integration of RSI Logistics’ customer-centric logistics services New Products & Services Initiatives Continued focus on lower breakeven points Enhance value of outsourced fabrication activities Manufacturing Cost Improvement Received an AA MSCI ESG ratings assessment, demonstrating the steady progress made over the last 4 years Sustainable Growth YTD net investment in lease fleet of $238M Fleet utilization of 98.1% Lease Fleet Optimization *See appendix for reconciliation of non-GAAP measures Lower Cost of Capital | Reduce Cyclicality | Improve Rail Supply Chain LTM Q3-23* LT Goal 9.6% 9.6% Mid-Teen Pre-Tax ROE Goal

Strong Performance Trends and Key Highlights

Q3 2023 Financial Summary:

Income Statement:

- Total revenues of $821M reflect higher external railcar deliveries and improved lease rates
- Earnings per share from continuing operations of $0.29, adjusted earnings per share of $0.26*
- Modest lease portfolio sales of $60M in the quarter

Year-to-date Cash Flow:

- Cash flow from continuing operations of $216M
- Adjusted free cash flow of $50M* after investments and dividends
- Net lease fleet investment of $238M
- Investment of $29M in manufacturing and general capex
- Shareholder returns of $65M through dividends paid

Revenue Improved Sequentially and Year over Year



$900
$450
$—
$0.50
$0.25
$—
(in millions)
Q3-22
Q4-22
Q1-23
Q2-23
Q3-23
Leasing
Rail Products
Adj EPS, Cont Ops (Diluted) *

Cash Flow From Operations Remains Strong



$150
$100
$50
$—
$(50)
(in millions)
Q3-22
Q4-22
Q1-23
Q2-23
Q3-23
Cash Flow from Cont Ops
Adjusted Free Cash Flow *

TRINITY INDUSTRIES

* See appendix for reconciliation of non-GAAP measures

DELIVERING GOODS *for* THE GOOD *of* ALL ///

8

Healthy Balance Sheet Strategically Positioned for Opportunistic Deployment and Value Creation

LIQUIDITY

Cash & Equivalents
$114M

Revolver Availability
$561M

Warehouse Availability
$105M

Solid Liquidity of $780M[1]

DEBT STRUCTURE

Recourse Debt
$794M @ ~6.2%[1]

Non-recourse Debt
$5.0B @ ~4.2%[1]

- Favorable average cost of debt
- Flexible term structures

Attractive Debt Structures

CAPITAL LEVERS

Unencumbered Railcars
$269M

- Pledge to warehouse
- Additional assets can be sold or financed
- LTV of 64.9% for the wholly-owned lease portfolio as of Q3-23

Conservative Capitalization

TRINITY INDUSTRIES

See appendix for footnotes

DELIVERING GOODS *for* THE GOOD *of* ALL /// 9

DELIVERING GOODS for THE GOOD of ALL /// Management Outlook for Business Performance 10 C ap it al A llo ca ti on FY 2023 Summary Detail Industry Deliveries Approximately 45K Does not include sustainable railcar conversions Net Fleet Investment $250M — $350M Supports 3 year net fleet investment target of $500M — $600M Manufacturing and General Capital Expenditures $40M — $50M Investments in safety, efficiency, and automation EPS from Continuing Operations $1.20 — $1.35 Reflects impact of border closures and congestion and excludes items outside of our normal business operations Any forward-looking statements made by the Company speak only as of the date on which they are made. Except as required by federal securities law, the Company is under no obligation to update or alter its forward-looking statements, whether as a result of new information, subsequent events or otherwise.

DELIVERING GOODS for THE GOOD of ALL /// Key Messages from Q3-23 Conference Call 11* See appendix for reconciliation of non-GAAP measures Revenue up 65% year over year, reflecting significantly stronger performance Continued strength in lease rates; FLRD +26.6%, utilization 98.1% Adjusted EPS from continuing operations of $0.26*, up $0.03 sequentially Border closures and congestion resulted in 4,325 deliveries in the quarter, 14% below forecast

DELIVERING GOODS for THE GOOD of ALL /// Trinity Q3-23 Earnings Conference Call 12 Q&A

DELIVERING GOODS for THE GOOD of ALL /// Reconciliation: Adjusted Operating Results 13 Three Months Ended September 30, 2023 (in millions, except per share amounts) GAAP Gains on dispositions of property – other (1) Interest expense, net (2) Adjusted Operating profit $ 100.2 $ (3.7) $ — $ 96.5 Income from continuing operations before income taxes $ 32.3 $ (3.7) $ (0.4) $ 28.2 Provision (benefit) for income taxes $ 6.0 $ (0.8) $ (0.1) $ 5.1 Income from continuing operations $ 26.3 $ (2.9) $ (0.3) $ 23.1 Net income from continuing operations attributable to Trinity Industries, Inc. $ 24.5 $ (2.9) $ (0.3) $ 21.3 Diluted weighted average shares outstanding 83.5 83.5 Diluted income from continuing operations per common share attributable to Trinity Industries, Inc. $ 0.29 $ 0.26 (1) Represents insurance recoveries in excess of net book value for assets damaged by a tornado at the Company’s rail maintenance facility in Cartersville, Georgia in the first quarter of 2021. (2) Represents interest income accretion related to a seller-financing agreement associated with the sale of certain non-operating assets. We have supplemented the presentation of our reported GAAP operating profit, income from continuing operations before income taxes, provision (benefit) for income taxes, income from continuing operations, net income from continuing operations attributable to Trinity Industries, Inc., and diluted income from continuing operations per common share attributable to Trinity Industries, Inc. with non-GAAP measures that adjust the GAAP measures to exclude the impact of certain gains on dispositions of other property; interest expense, net; and certain other transactions or events (as applicable). These non-GAAP measures are derived from amounts included in our GAAP financial statements and are reconciled to the most directly comparable GAAP financial measures in the table above. Management believes that these measures are useful to both management and investors for analyzing the performance of our business without the impact of certain items that are not indicative of our normal business operations. Non-GAAP measures should not be considered in isolation or as a substitute for our reported results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies.

Reconciliation: Adjusted Operating Results

	Nine Months Ended September 30, 2023 (in millions, except per share amounts)					
	GAAP	Selling, engineering, and administrative expenses [1]	Gains on dispositions of property – other [2]	Restructuring activities, net	Interest expense, net [3]	Adjusted
Operating profit	$ 268.3	$ 2.0	$ (4.9)	$ (2.2)	$ —	$ 263.2
Income from continuing operations before income taxes	$ 68.5	$ 2.0	$ (4.9)	$ (2.2)	$ (1.1)	$ 62.3
Provision (benefit) for income taxes	$ 1.9	$ 0.5	$ (1.2)	$ (0.6)	$ (0.3)	$ 0.3
Income from continuing operations	$ 66.6	$ 1.5	$ (3.7)	$ (1.6)	$ (0.8)	$ 62.0
Net income from continuing operations attributable to Trinity Industries, Inc.	$ 51.3	$ 1.5	$ (3.7)	$ (1.6)	$ (0.8)	$ 46.7
Diluted weighted average shares outstanding	83.5					83.5
Diluted income from continuing operations per common share attributable to Trinity Industries, Inc.	$ 0.62					$ 0.56

(1) Represents the change in estimated fair value of additional contingent consideration associated with an acquisition.
(2) Represents insurance recoveries in excess of net book value for assets damaged by a tornado at the Company's rail maintenance facility in Cartersville, Georgia in the first quarter of 2021.
(3) Represents interest income accretion related to a seller-financing agreement associated with the sale of certain non-operating assets.

We have supplemented the presentation of our reported GAAP operating profit, income from continuing operations before income taxes, provision (benefit) for income taxes, income from continuing operations, net income from continuing operations attributable to Trinity Industries, Inc., and diluted income from continuing operations per common share attributable to Trinity Industries, Inc. with non-GAAP measures that adjust the GAAP measures to exclude the impact of certain selling, engineering, and administrative expenses; gains on dispositions of other property; restructuring activities, net; interest expense, net; and certain other transactions or events (as applicable). These non-GAAP measures are derived from amounts included in our GAAP financial statements and are reconciled to the most directly comparable GAAP financial measures in the table above. Management believes that these measures are useful to both management and investors for analyzing the performance of our business without the impact of certain items that are not indicative of our normal business operations. Non-GAAP measures should not be considered in isolation or as a substitute for our reported results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies.

TRINITY INDUSTRIES DELIVERING GOODS *for* THE GOOD *of* ALL /// 14

Reconciliation: *Walking Adjusted FCF Beyond Lease Investment*

	Q3-22	Q4-22	Q1-23 (in millions)	Q2-23	Q3-23
Net cash provided by operating activities – continuing operations	$ 8.7	$ 61.8	$ 102.5	$ 37.8	$ 75.5
Proceeds from lease portfolio sales	299.6	235.9	56.7	129.0	60.1
Capital expenditures – manufacturing and other	(6.9)	(12.3)	(7.1)	(13.7)	(8.6)
Dividends paid to common shareholders	(19.0)	(18.6)	(21.1)	(22.2)	(21.4)
Equity CapEx for leased railcars (*from table below*)	(324.8)	(128.6)	(94.8)	(86.3)	(136.9)
Adjusted Free Cash Flow After Investments and Dividends	**$ (42.4)**	**$ 138.2**	**$ 36.2**	**$ 44.6**	**$ (31.3)**
Capital expenditures – leasing	$ 277.0	$ 237.7	$ 191.5	$ 208.2	$ 83.6
Less:					
Payments to retire debt	(518.2)	(227.0)	(149.6)	(885.7)	(243.7)
Proceeds from issuance of debt	470.4	336.1	246.3	1,007.6	190.4
Net proceeds from (repayments of) debt	(47.8)	109.1	96.7	121.9	(53.3)
Equity CapEx for leased railcars	$ 324.8	$ 128.6	$ 94.8	$ 86.3	$ 136.9

Adjusted Free Cash Flow After Investments and Dividends ("Adjusted Free Cash Flow") is a non-GAAP financial measure. Adjusted Free Cash Flow is defined as net cash provided by operating activities from continuing operations as computed in accordance with GAAP, plus cash proceeds from lease portfolio sales, less capital expenditures for manufacturing, dividends paid, and Equity CapEx for leased railcars. Equity CapEx for leased railcars is defined as leasing capital expenditures, adjusted to exclude net proceeds from (repayments of) recourse and non-recourse debt.

We believe Adjusted Free Cash Flow is useful to both management and investors as it provides a relevant measure of liquidity and a useful basis for assessing our ability to fund our operations and repay our debt. Adjusted Free Cash Flow is reconciled to net cash provided by operating activities from continuing operations, the most directly comparable GAAP financial measure, in the table above. Non-GAAP measures should not be considered in isolation or as a substitute for our reported results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies.

TRINITY INDUSTRIES
DELIVERING GOODS *for* THE GOOD *of* ALL /// 15

DELIVERING GOODS for THE GOOD of ALL /// Reconciliation: Total Company Pre-Tax ROE 16 (1) Represents the change in estimated fair value of additional contingent consideration associated with an acquisition. (2) Represents insurance recoveries in excess of net book value for assets damaged by a tornado at the Company’s rail maintenance facility in Cartersville, Georgia in the first quarter of 2021. (3) Excludes $7.1 million of loss on extinguishment of debt associated with the noncontrolling interest recorded in the second quarter of 2021. (4) Represents interest income accretion related to a seller-financing agreement associated with the sale of certain non-operating assets. (5) Return on Equity is calculated as income from continuing operations divided by average total stockholders' equity. (6) Pre-Tax Return on Equity is calculated as adjusted profit before tax divided by average adjusted stockholders' equity, each as defined below and reconciled above. Pre-Tax Return on Equity (“Pre-Tax ROE”) is a non-GAAP measure that is derived from amounts included in our GAAP financial statements. We define Pre-Tax ROE as a ratio for which (i) the numerator is calculated as income or loss from continuing operations, adjusted to exclude the effects of the provision or benefit for income taxes, net income or loss attributable to noncontrolling interest, and certain other adjustments, which include certain selling, engineering, and administrative expenses; gains on dispositions of other property; restructuring activities, net; the controlling interest portion of loss on extinguishment of debt; interest expense, net; and pension plan settlement; and (ii) the denominator is calculated as average stockholders’ equity (which excludes noncontrolling interest), adjusted to exclude accumulated other comprehensive income or loss. In the table above, the numerator and denominator of our Pre-Tax ROE calculation are reconciled to income from continuing operations and total stockholders’ equity, respectively, which are the GAAP financial measures used in the computation of ROE. Management believes that Pre-Tax ROE is a useful measure to both management and investors as it provides an indication of the economic return on the Company’s investments over time. Pre-Tax ROE is used in consideration of the Company’s expected tax position in the near-term. Non-GAAP measures should not be considered in isolation or as a substitute for our reported results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies. LTM September 30, 2023 December 31, 2022 December 31, 2021 ($ in millions) Numerator: Income from continuing operations $ 109.4 $ 98.9 $ 39.3 Provision for income taxes 12.1 27.6 15.9 Income from continuing operations before income taxes 121.5 126.5 55.2 Net (income) loss attributable to noncontrolling interest (20.2) (12.8) 0.2 Adjustments: Selling, engineering, and administrative expenses (1) 2.0 — — Gains on dispositions of property – other (2) (4.9) (7.5) (7.8) Restructuring activities, net (2.2) 1.0 (3.7) Loss on extinguishment of debt – controlling interest (3) — — 4.6 Interest expense, net (4) (1.5) (1.4) — Pension plan settlement — — (0.6) Adjusted Profit Before Tax $ 94.7 $ 105.8 $ 47.9 Denominator: Total stockholders' equity $ 1,253.4 $ 1,269.6 $ 1,296.8 Noncontrolling interest (252.6) (257.2) (267.0) Accumulated other comprehensive (income) loss (17.7) (19.7) 17.0 Adjusted Stockholders' Equity $ 983.1 $ 992.7 $ 1,046.8 Average total stockholders' equity $ 1,261.5 $ 1,283.2 $ 1,656.4 Return on Equity (5) 8.7% 7.7% 2.4 % Average Adjusted Stockholders' Equity $ 987.9 $ 1,019.8 $ 1,408.3 Pre-Tax Return on Equity (6) 9.6% 10.4% 3.4%

Footnotes and Reconciliations

Slide 4 - Rail Market Update and Commercial Overview

(1) Association of American Railroads (AAR) Weekly Railcar Loadings
(2) AAR Rail Time Indicators – October 1, 2023
(3) Future Lease Rate Differential (FLRD) calculates the implied change in lease rates for railcar leases expiring over the next four quarters. The FLRD assumes that these expiring leases will be renewed at the most recent quarterly transacted lease rates for each railcar type. We believe the FLRD is useful to both management and investors as it provides insight into the near-term trend in lease rates. The FLRD is calculated as follows:

$$\frac{(\text{New Lease Rates} - \text{Expiring Lease Rates}) \times \text{Expiring Railcar Leases}}{(\text{Expiring Lease Rates} \times \text{Expiring Railcar Leases})}$$

Slide 6 - Trinity Business Segment Performance Trends

(1) Leasing Operations Profit Margin calculated using only revenues and operating profit from Leasing Operations including partially-owned subsidiaries and excluding lease portfolio sales. Leasing Operations is specific to revenue and operating profit reported under "Leasing and management" within the Railcar Leasing and Management Services Group.

Slide 8 - Strong Performance Trends and Key Highlights

Adjusted EPS includes the following adjustments reported by the Company (each per common diluted share):

- Reported Q3-22 GAAP EPS was $0.35. Adjusted EPS excludes $0.01 related to the insurance recoveries in excess of net book value for assets damaged by a tornado at the Company's rail maintenance facility in Cartersville, Georgia in the first quarter of 2021.
- Reported Q4-22 GAAP EPS was $0.46; Adjusted EPS excludes $0.01 of interest income accretion related to a seller-financing agreement associated with the sale of certain non-operating assets and $0.01 related to prior year carryback claims as permitted under recent tax legislation.
- Reported Q1-23 GAAP EPS was $0.09; Adjusted EPS excludes $0.01 related to the insurance recoveries in excess of net book value for assets damaged by a tornado at the Company's rail maintenance facility in Cartersville, Georgia in the first quarter of 2021 and $0.01 from interest income accretion related to a seller-financing agreement associated with the sale of certain non-operating assets and restructuring activities.
- Reported Q2-23 GAAP EPS was $0.23; Adjusted EPS excludes $0.02 related to the change in estimated fair value of additional contingent consideration associated with an acquisition and $0.02 related to gains associated with restructuring activities.
- Reported Q3-23 GAAP EPS was $0.29; Adjusted EPS excludes $0.03 related to the insurance recoveries in excess of net book value for assets damaged by a tornado at the Company's rail maintenance facility in Cartersville, Georgia in the first quarter of 2021.

Slide 9 - Healthy Balance Sheet Strategically Positioned for Opportunistic Deployment and Value Creation

(1) Balances and blended average interest rate as of September 30, 2023

TRINITY INDUSTRIES
DELIVERING GOODS *for* THE GOOD *of* ALL /// 17